Goodwill	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
8.	GOODWILL

	As of December 31, 2019
	Momo	Tantan	Total
	RMB	RMB	RMB
Balance, as of January 1, 2018	22,130	—	22,130
Acquisition of Tantan (Note 3)	—	3,994,358	3,994,358
Foreign exchange differences	—	290,341	290,341
Balance, as of December 31, 2018	22,130	4,284,699	4,306,829
Foreign exchange differences	—	53,781	53,781

Balance, as of December 31, 2019	22,130	4,338,480	4,360,610

To assess potential impairment of goodwill, the Group performs an assessment of the carrying value of the reporting units at least on an annual basis or when events occur or circumstances change that would more likely than not reduce the estimated fair value of the reporting units below its carrying value. The Group performed a goodwill impairment analysis as of December 31, 2018 and 2019. When determining the fair value of both the Momo and Tantan reporting units, the Group used a discounted cash flow model that included a number of significant unobservable inputs. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts including expected revenue growth, operating margins and estimated capital needs, (b) an estimated terminal value using a terminal year long-term future growth rate determined based on the growth prospects of the reporting units; and (c) a discount rate that reflects the weighted-average cost of capital adjusted for the relevant risk associated with the Momo and Tantan reporting units’ operations and the uncertainty inherent in the Group’s internally developed forecasts. Based on the Group’s assessment as of December 31, 2018 and 2019, the fair value of both business reporting units exceeded their carrying value.